NVESTOR PRESENTATION   17771 SWBancorp PPT backgrounds-3States-LL.jpg JULY/AUGUST 2015   NASDAQ: OKSB

   Forward Looking Statements   We make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these  statements to be covered by the safe harbor provision for forward-looking statements contained in the Private  Securities Litigation Reform Act of 1995.    These forward-looking statements include:    •Statements of Southwest's goals, intentions, and expectations;  •Estimates of risks and of future costs and benefits;  •Expectations regarding our future financial performance and the financial performance of our operating  segments;  •Expectations regarding regulatory actions;  •Expectations regarding our ability to utilize tax loss benefits;  •Expectations regarding our stock repurchase program;  •Expectations regarding dividends;  •Expectations regarding acquisitions and divestitures;  •Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs;  •Estimates of the value of assets held for sale or available for sale; and  •Statements of our ability to achieve financial and other goals.   These forward-looking statements are subject to significant uncertainties because they are based upon: the amount  and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations,  and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters.  These other matters include, among other things, the direct and indirect effects of economic conditions on interest  rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. Because of  these uncertainties, the actual future results may be materially different from the results indicated by these forward- looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results.  For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and  projections contained in forward-looking statements, please read the “Risk Factors” contained in Southwest’s reports to  the Securities and Exchange Commission. We do not intend, or undertake no obligation, to update or revise any  forward-looking statements contained in this presentation, whether as a result of differences in actual results, changes  in assumptions, or changes in other factors affecting said statements, except as required by law.

   Investor Information   In connection with the proposed merger of First Commercial Bancshares, Inc. (“First Commercial”) into  Southwest Bancorp, Inc. (“OKSB”), on July 7, 2015 OKSB filed with the Securities and Exchange Commission  a Registration Statement on Form S-4 (File no. 333-205521) to register the shares of OKSB’s common stock  to be issued to the shareholders of First Commercial. The registration statement includes a Prospectus of  OKSB, a Proxy Statement of First Commercial, as well as other relevant documents concerning the proposed  transaction, which will be sent to the shareholders of First Commercial seeking their approval of the proposed  transaction.         We urge investors and shareholders to read the Registration Statement on Form S-4, the Proxy Statement  and Prospectus included with the Registration Statement on Form S-4, and any other relevant documents  filed with the SEC, as well as any amendments or supplements to those documents, because they will contain  important information relating to the proposed transaction. A free copy of these materials may be obtained on  the SEC’s website at http://www.sec.gov. Alternatively, when available, these documents can be obtained free  of charge from OKSB’s website at www.oksb.com under the tab “Investors” and then under the tab “SEC  Filings.”         OKSB, certain of its directors and executive officers and other persons may be deemed to be participants in  the solicitation of proxies from the shareholders of First Commercial in connection with the proposed  transaction under the rules of the SEC. Information about these participants is set forth in the proxy statement  for OKSB’s 2015 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 22, 2015.  Additional information regarding the participants in the proxy solicitation and a description of their direct and  indirect interests, by security holdings or otherwise, may be obtained by reading the definitive proxy statement  and other relevant materials, when available, to be filed by OKSB with the SEC in conjunction with the  proposed transaction. Free copies of this document may be obtained as described in the preceding  paragraph.

 COMPANY OVERVIEW

   Southwest Bancorp, Inc.   A regional community banking franchise with $2.0 billion  in assets, $1.6 billion in deposits, and $274 million in  common equity as of June 30, 2015  120+ year operating history  Bank holding company for Bank SNB (formerly Stillwater  National Bank and Bank of Kansas, merged and renamed on Nov. 15,  2013)  Healthcare and commercial lending niche provider with  proven business models  Recently announced (May 2015) acquisition of First  Commercial, adding $305 million in assets and expanding  into Colorado while meaningfully increasing share in  Oklahoma City  33 full service banking offices(1):  –Oklahoma: 18 Branches / $1.13B Deposits  –Texas: 7 Branches / $255M Deposits  –Kansas: 4 Branches / $124M Deposits  –Colorado: 4 Branches / $57M Deposits       (1) Reflects pending acquisition of First Commercial Bancshares, Inc., including 4 Colorado Branches and 5 Oklahoma branches.

Experienced Management Team

- Experience at many larger organizations overseeing commercial banking, mergers & acquisitions, operations, credit and compliance matters

Officer	Title	Years With OKSB	Years of Industry Experience	Prior Experience
Mark W. Funke	CEO & President	2.5	30+	28 years with BOKF in various roles
Joe T. Shockley, Jr.	EVP, CFO	2.5	30+	EVP and CFO of BANF for 17 years
Priscilla J. Barnes	Senior EVP & COO	10	30+	Bank Examiner at Federal Reserve; Various senior roles with Oklahoma community banks; BKD, LLP
John T. Danielson	EVP, Chief Banking Officer	9	30+	Senior Vice President at Compass Bank and Bank of America
Brent A. Bates	EVP, Chief Credit Officer	4	15+	Bank Examiner at Federal Reserve and Texas Department of Banking; Manager of Commercial Credit Analysis at Arvest Bank
James D. Bygland	EVP, Chief Information Officer	2	30+	EVP and CIO of West Coast Bancorp; Sheshunoff Consulting; Fiserv
Gregg S. Jaynes	EVP, Chief Human Resources Officer	1	30+	Chief Human Resources Officer at F&M Bancorporation; 16 years as SVP, Human Recourses at BOKF
Rusty N. LaForge	EVP, General Counsel	3	10+	Banking Attorney at McAfee & Taft and Bracewell & Giuliani; SVP, Investor Relations with Guaranty Financial Group

Southwest Bancorp, Inc.
6

   Repositioned For Growth   $0   $50   $100   $150   $200   $250   $0.00   $5.00   $10.00   $15.00   $20.00   $25.00   12/ 31/ 07   3/ 31/ 08   6/ 30/ 08   9/ 30/ 08   12/ 31/ 08   3/ 31/ 09   6/ 30/ 09   9/ 30/ 09   12/ 31/ 09   3/ 31/ 10   6/ 30/ 10   9/ 30/ 10   12/ 31/ 10   3/ 31/ 11   6/ 30/ 11   9/ 30/ 11   12/ 31/ 11   3/ 31/ 12   6/ 30/ 12   9/ 30/ 12   12/ 31/ 12   3/ 31/ 13   6/ 30/ 13   9/ 30/ 13   12/ 31/ 13   3/ 31/ 14   6/ 30/ 14   9/ 30/ 14   12/ 31/ 14   3/ 31/ 15   6/ 30/ 15   Nonperforming assets defined as nonaccrual loans, loans past due 90 days or more and still accruing, and other real estate owned.  6/27/08:  $34.5M    TruPS  offering   12/5/08:  Received  $70M TARP   4/27/10:  $57.5M  Follow-on  12/14/11:  Bulk Asset  Sale   7/10/12:  Paid deferred  TruPS  dividends  8/8/12:  Redeemed  $70M TARP   Significant Hires:  9/5/12 - CEO  Mark Funke  11/16/12 - CFO  Joe Shockley  9/16/13:    Redeemed  $34.5M TruPS    (10.5%)   11/15/13:    Charter  consolidation &  rebranding of  bank  subsidiary   8/14/14:    Initiated a 5%  common stock  repurchase  program   5/27/15:  Announced  First  Commercial  Acquisition  Origination   Remediation  Liquidate   Repositioning and  Growth  Shareholder  Value  Through  Growth and  Discipline   7/25/11:  Announced  deferral of  TruPS & CPP  dividends   Stock Price   NPAs  ($Ms)

   Strategic Execution Highlights (2013-2015)   Continuing efficiency process review project  Aggressively reduced problem loans and related expenses  Core system RFP process underway    Organic Franchise  Growth and  Development   Focus on  Efficiency   Unified and  Strengthened  Bank Operations   Managed Capital  Opportunistically   Changed from a national charter to a state charter – Fed member banking institution  Completed the sale of three Kansas community branches  Restructured our Consumer and Mortgage Division under new leadership  Restructured our Credit Management process    Recently announced First Commercial acquisition (51% stock / 49% cash)  Reinstated payment of common dividends to shareholders ($0.06 per share quarterly)  Initiated a 5% common stock repurchase program in August 2014 and in January 2015  announced a new 5% stock repurchase program to succeed the current program  Repurchased warrants issued as part of the TARP Capital Purchase program  Redeemed all of the 10.5% OKSBP Trust Preferred securities    New branch extension in Fort Worth and added second branch in San Antonio  Six consecutive quarters of loan growth  Over 40 new bank officers have joined our team, while total employment was reduced by 10%

   Investment Highlights   Located in Attractive Markets  –Established platform in key high growth U.S. economic markets  –Unified approach to banking across 4 states following the completion of the FCBI acquisition  Strong Core Deposit Franchise  –86% core with over 32% non-interest bearing deposits  Diversified and Growing Commercial Banking Business  –Focus on commercial lending, with expertise in healthcare and real estate  –Strong commercial treasury product set and delivery  –Organic and new customer loan growth each of the last six consecutive quarters  –Maintain strong asset quality trends with NPAs (excluding TDRs) currently at 0.54% of assets    Focus on Consistent, Sustainable Growth in Revenue and EPS  –MRQ ROAA of 0.85% with continued focus on expense improvement  Opportunity to Leverage Capital Position  –Capital position creates opportunity for organic loan growth, opportunistic M&A and share repurchases  Experienced Management Team

   Located in Attractive Markets   (1)Bureau of Labor Statistics, Bureau of Economic Analysis, Federal Reserve Bank of Dallas and Federal Reserve Bank of St. Louis  (2)Southwest will be located in Colorado markets following the completion of the FCBI acquisition.    Demographic Highlights  Unemployment Rate  Colorado  Springs   Wichita   Tulsa  3 Year GDP Compound Annual Growth Rate

   Strong Core Deposit Base   Deposit Migration History  Cost of Deposits (%)   Deposit Mix   86% Core  $1.6 Billion   0.36%0.34%0.34%0.32%0.31%0.32% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% Q1'14Q2'14Q3'14Q4'14Q1'15Q2'15 NIB  Demand32% IB Demand8% MMDA &  Savings33% Other Time13% Time  Deposits  >$100k14% 17% 21% 25% 28% 32% 31% 32%  4%  6%  7%  8%  8% 9% 8%  23%  24%  27%  30%  32% 32% 33%  31%  25%  21%  16%  13% 14% 14%  25% 24% 21% 18% 14% 14% 13%  0% 25% 50% 75% 100% 20102011201220132014Q1'15Q2'15NIB DemandIB DemandMMDA & SavingsTime Deposits >$100kOther Time

Diversified Loan Portfolio

Loans by Type



Commercial & Industrial 19%
Healthcare C&I 7%
Owner Occupied Healthcare CRE 19%
Owner Occupied CRE 8%
Non-Owner Occupied CRE 26%
Res. RE & Other 8%
Construction & Development 13%

($ in millions)

Type of Loan	6/30/15 - Type $MM	% Total
Owner Occupied Healthcare CRE	$270	19%
Owner Occupied CRE	110	8%
Non-Owner Occupied CRE	379	26%
Res. RE & Other	118	8%
Construction & Development	187	13%
Commercial & Industrial	283	19%
Healthcare C&I	102	7%
Total	$1,449	100%

Loans by State



Texas 34%
Kansas 10%
Oklahoma 56%

($ in millions)

State	6/30/15 - State $MM	% Total	LTM % Growth
Kansas	$146	10%	0.53%
Oklahoma	810	56%	1.54%
Texas	493	34%	20.73%
Total	$1,449	100%	7.23%

Southwest Bancorp, Inc.
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   Healthcare Lending Focus        Core market comprised of established  healthcare providers  Additional expertise in the funding  challenges of smaller, growing healthcare  businesses  Core market expansion due to successful  entry of markets for senior housing  developers, multi-site facility operators, and  healthcare related service companies  Constantly evaluating new target niches  based upon industry evolution and the  impact of the ACA       Healthcare Portfolio   Total Portfolio: $422.3 million   Dentists12% Assisted  Living/ Memory Care29% Specialty  Hospitals25% Surgical  Hospitals11% Medical  Offices16% Ambulatory  Services5% Other  Healthcare  Related2%

   Energy Portfolio   $79 million or ~5.5% of portfolio tied to energy  $35 million to Servicing Companies  –Credits represent 3 large, well capitalized diversified  service companies that are participations    $43 million in Proven Production Credits  –Production credits include a reserve consisting of  approximately 75% oil and 25% gas  –20% of funded balances are hedged through 2016  –Two credits representing about $14.8 million in  outstanding balances represent participations  purchased from larger energy banks. OKSB is  actively involved in those credits    Run stress tests on proved producing reserve  portfolio at $45 oil and $3 gas    Energy Portfolio   Total Portfolio: $79 million   Service  Companies45% Production  Credits55%

   Focus on Consistent and Sustainable  Earnings through the Cycles   Quarterly Pre-tax, Pre-provision Earnings   $ in millions   Dollars in millions.  (1) Excludes gain on sale of branches. (2) Excludes gain on sale of private equity security.  $4.8$5.8$5.8$4.6$4.9$5.1(1) $5.6$5.9(2) $5.4$5.2$0.0$2.0$4.0$6.0$8.0Q1'13Q2'13Q3'13Q4'13Q1'14Q2'14Q3'14Q4'14Q1'15Q2'15

   Strong Capital Position   11.7% 15.2% 17.2%16.9% 15.5%15.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 12/31/1112/31/1212/31/1312/31/143/31/156/30/15 19.5%20.3%20.3%19.7% 17.8%17.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 12/31/1112/31/1212/31/1312/31/143/31/156/30/15 20.8%21.6%21.6%21.0% 19.1%19.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 12/31/1112/31/1212/31/1312/31/143/31/156/30/15 14.5%15.0%14.9% 16.5%15.8%16.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 12/31/1112/31/1212/31/1312/31/143/31/156/30/15 Tier 1 Leverage Ratio   Common Equity Tier 1   Note: 3/31/15 calculated consistent with Basel III; previous figures consistent with General Risk-based Rules.   Tier 1 Risk-based Capital Ratio   Total Risk-Based Capital Ratio   6.5% Well  Capitalized  8.0% Well  Capitalized   10.0% Well  Capitalized   5.0% Well  Capitalized

Acquisition of First Commercial

Transaction Overview

- Transaction Rationale:
  - Meaningful expansion of Oklahoma City and Edmond coverage
  - Attractive entry into Colorado with opportunity to grow and expand market
  - Prudently and accretively deploys our strong capital base
  - Strengthens our focus on Healthcare banking

- Transaction details at announcement:
  - P / TBV: 141%(1)(2)
  - Price / 2014 EPS: 22.4x(1)
  - Consideration: 51% stock / 49% cash
  - Accretion: 12% accretive to 2016 EPS(3)
  - Earn back: Less than 4 years

- Transaction announced May 27, 2015

Pro Forma Branch Map



UNITED STATES
First Commercial
OKSB

First Commercial Overview

Assets ($mm)	$304.5
Total Gross Loans ($mm)	$214.7
Deposits ($mm)	$254.2
ROA	0.70%
ROE	5.89%
Net Interest Margin	4.12%
Tier 1 Leverage Ratio	11.4%
Tier 1 RBC Ratio	14.1%
Total RBC Ratio	15.4%
NPAs & Loans +90 Days Past Due / Assets	1.39%
Reserves / Loans	1.78%

Map excludes OKSB Texas branches
(1) Based upon the OKSB 10-day average closing stock price of $17.50 as of May 26, 2015
(2) Based upon tangible common equity of $29.5 million (the expected tangible common equity at closing based upon the minimum tangible equity requirement per the definitive agreement)
(3) Excluding transaction related and one-time costs

Southwest Bancorp, Inc.
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   First Commercial Strengthens Oklahoma  and Provides Entry to Denver   Source: SNL Financial. Deposits market share figures as of 6/30/14.   Oklahoma City  Denver   Denver MSA Deposit Market Share   Improves deposit market share to #10 pro  forma in Oklahoma City from #17  Expansion will capitalize on a strong  Oklahoma City economy with industries in  aviation/aerospace, energy, healthcare and  biotechnology    Oklahoma City MSA Deposit Market Share   First Commercial banking centers are  strategically positioned to serve the Denver  market – with core relationships serving the  healthcare industry  The combination of OKSB’s expertise with  First Commercial’s market knowledge sets  the stage for well founded growth and  meaningful service to Denver market    RankInstitution# of BranchesDeposits Market Share1Midland Financial Co. (OK)33$3,58913.17% 2BOK Financial Corp. (OK)203,36612.35% 3JPMorgan Chase & Co. (NY)223,29312.09% 4BancFirst Corp. (OK)332,4899.13% 5Bank of America Corp. (NC)151,5515.69% 6Arvest Bank Group Inc. (AR)271,0603.89% 7Prosperity Bancshares Inc. (TX)99533.50% 8First Fidelity Bancorp Inc. (OK)228523.13% 9International Bancshares Corp. (TX)217942.91% 10OKSB (Pro Forma)105742.11% 10Olney Bancshares of Texas Inc. (TX)115682.08% 11Quail Creek Bancshares Inc. (OK)15001.84% 12American Bancorp of OK Inc (OK)64911.80% 13Frontier State Bank (OK)14361.60% 14First Midwest Acquisition Corp (OK)83971.46% 15Ironhorse Financial Group Inc. (OK)53971.46% 16First Independent Bancorp Inc. (OK)103801.40% 17OKSB (Current)53701.36% 18Durant Bancorp Inc. (OK)93661.34% 19NBC Corp. of Oklahoma (OK)22741.01% 20RCB Holding Co. (OK)82410.88% 25First Commercial Bcshs Inc. (OK)52050.75% Total For Institutions In Market405$27,251 RankInstitution# of BranchesDeposits Market Share1Wells Fargo & Co. (CA)85$18,68628.68% 2FirstBank Holding Co. (CO)658,78113.48% 3U.S. Bancorp (MN)868,20812.60% 4JPMorgan Chase & Co. (NY)736,94310.66% 5KeyCorp (OH)522,6794.11% 6BNP Paribas432,4273.72% 7BBVA291,6842.58% 8CoBiz Financial Inc. (CO)81,5102.32% 9BOK Financial Corp. (OK)111,3422.06% 10Zions Bancorp. (UT)151,2291.89% 11Silver Queen Finl Svcs Inc. (CO)11,1881.82% 12Citywide Banks of Colorado Inc (CO)111,0491.61% 13Guaranty Bancorp (CO)149611.48% 14UMB Financial Corp. (MO)88261.27% 15Bank of America Corp. (NC)17551.16% 16National Bank Holdings Corp. (CO)136420.99% 17TCF Financial Corp. (MN)286360.98% 18Trust Company of America (CO)15110.78% 19Midland Financial Co. (OK)45010.77% 20CIC Bancshares Inc. (CO)74020.62% 26OKSB (Pro Forma)3510.08% 26First Commercial Bcshs Inc. (OK)3510.08% Total For Institutions In Market678$65,158

   FINANCIAL PERFORMANCE

   Second Quarter 2015 Highlights   Net income of $4.2 million, or $0.22 per diluted share  –Pre-tax, pre-provision income of $5.2 million    Announced a definitive agreement to acquire Edmond, Oklahoma based  First Commercial Bank  Loan portfolio continues to exhibit growth and improving stability  –Loans increased $11.2 million during the quarter, $49.4 million for year-to-date, or 7%  annualized  –Net interest margin was 3.31% for the quarter  –Booked $162.9 in new loan production in the quarter  –Energy credit book remains less than 6% of total credit portfolio    Credit portfolio continues to show consistent improvement  –NPLs decreased by $0.3 million, or 3%  –NPAs decreased by $0.1 million, or 1%  –Potential Problem Loans decreased by $4.0 million, or 10%,  –Negative provision for credit losses of $1.1 million  –Loss reserve is at 1.82% of loans  –Annualized NCOs for the quarter equal to -0.03% of average loans  –Loan principal recoveries of $0.4 million, net recoveries were $0.1 million       Nonperforming assets defined as nonaccrual loans, loans past due 90 days or more and still accruing, and other real estate owned.

   Second Quarter 2015 Highlights (cont.)   Improvement in non-interest income, primarily from mortgage operations        Capital ratios remain strong and above minimum well-capitalized standards        Reduced run-rate of noninterest expenses by 8.8% from 2Q 2014        Opened new branch in San Antonio, Texas which represents our second  location in this market        Efficiency ratio remains high – we continue to focus on this area        Energy exposure slightly lower but stable with some downgrades and some  paydowns        Our board declared a dividend of $0.06 per share payable August 14, 2015 to  shareholders of record July 31, 2015.

Financial Highlights

($ in thousands)

	2011	2012	2013	2014	Q1 2015	Q2 2015
Balance Sheet						
Assets	$2,377,276	$2,122,255	$1,981,423	$1,942,034	$2,003,079	$2,031,581
Total Gross Loans	1,763,488	1,378,735	1,270,903	1,399,991	1,438,245	1,449,430
Deposits	1,921,382	1,709,578	1,584,086	1,533,999	1,616,454	1,624,446
Equity	301,589	246,056	259,187	270,786	271,444	273,681
Performance						
Net Income	($68,295)	$16,187	$17,435	$21,030	$4,535	$4,161
EPS	($3.73)	$0.64	$0.89	$1.07	$0.24	$0.22
ROAA	(2.54%)	0.72%	0.86%	1.09%	0.92%	0.85%
Asset Quality						
Reserves / Portfolio Loans	2.59%	3.47%	2.89%	2.03%	1.91%	1.82%
Reserves / NPLs	216.1%	111.3%	184.5%	302.3%	297.8%	295.0%

Southwest Bancorp, Inc.
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Six Consecutive Quarters of Loan Growth



$1,600
$1,200
$800
$400
$0
$1,327
$195
$496
$636
$1,318
$210
$444
$664
$1,307
$207
$414
$685
$1,271
$199
$367
$705
$1,320
$171
$372
$777
$1,352
$145
$408
$798
$1,367
$143
$425
$800
$1,400
$146
$461
$793
$1,438
$145
$478
$815
$1,449
$146
$493
$810
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
Kansas
Texas
Oklahoma

Dollars in thousands.

Southwest Bancorp, Inc.

23

Credit Profile Continues to Improve

Nonperforming Assets



2.68%
1.14%
1.03%
1.10%
0.97%
0.64%
0.57%
0.54%
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$15.0
$42.0
$2.7
$19.9
$4.7
$16.1
$4.3
$16.5
$3.4
$15.1
$3.1
$9.4
$2.3
$9.2
$2.4
$8.9
YE 2012
YE 2013
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
Total Nonperforming Loans
Other Real Estate
NPAs / Assets

Potential Problem Loans



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$97.5
$99.8
$91.8
$84.2
$64.4
$34.0
$39.0
$35.0
YE 2012
YE 2013
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15

Loan Loss Reserves (LLR) / Total Portfolio Loans



4.00%
3.00%
2.00%
1.00%
0.00%
3.49%
2.90%
2.66%
2.46%
2.27%
2.03%
1.91%
1.82%
YE 2012
YE 2013
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15

NCOs / Avg. Loans



0.5%
0.3%
0.0%
-0.3%
0.07%
0.21%
0.24%
0.46%
-0.22%
0.02%
-0.19%
-0.03%
YE 2012
YE 2013
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15

Dollars in millions
Nonperforming loans defined as nonaccrual loans + loans 90+ days past due and still accruing interest. Nonperforming assets defined as nonperforming loans + OREO.
PPL defined as potential problem loans

Southwest Bancorp, Inc.
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 Nonperforming Loans Over Time  by Geographic Location    NPLs at 6/30/14    NPLs at 6/30/15    Total NPLs of $16.5 million as of 6/30/14    Total NPLs of $8.9 million as of 6/30/15    Nonperforming loans include non-accruals and loans 90 days past due loans.    48% reduction in 12 months  Arizona54% Oklahoma19% Texas6% Kansas21% Arizona32% Oklahoma42% Texas2% Kansas19% Other5%

 Stable Net Interest Margin    $15.6    $15.1    $15.3    $16.6    $16.0  $16.6    $15.8    $16.6    $15.6    $15.8    0.53%    0.47%    0.45%  0.40%    0.36%    0.34%    0.34%    0.32%    0.31%    0.32%    3.16%  3.07%    3.11%    3.42%    3.33%    3.50%    3.44%    3.52%    3.25%  3.31%    0.0%   1.0%   2.0%   3.0%   4.0%   5.0%    $10.0    $12.0    $14.0    $16.0    $18.0    $20.0   Q1 '13   Q2 '13   Q3 '13   Q4 '13   Q1 '14   Q2'14   Q3 '14   Q4 '14   Q1 '15   Q2 '15   Net Interest   Cost of Deposits   Net Interest Margin (annualized)   Dollars in millions, except where otherwise noted.

Fee Income Focus

- Positive momentum in mortgage business
- Treasury management services and lockbox services
- Investment made in mortgage underwriting system
- Purchased $20 million of BOLI

2Q15 Non-Interest Income

$3.4 million



GoS of mortgage loans 18%
Other 10%
Service charges and fees 72%

Non-interest Income



$3,537
$3,491
$3,547
$3,068
$3,025
$8,246
$3,084
$4,576
$2,840
$3,409
3/31/13
9/30/13
3/31/14
9/30/14
3/31/15
Service Charges and Fees
Gain on Sales of Loans
Gain on Investment Securities
Other

Dollars in thousands.

Southwest Bancorp, Inc. 27

Continued Focus on Expense Management    $14,388    $12,839    $13,019    $15,065    $14,107  $15,332  $13,358    $14,115    $13,082    $13,982    -$5,000   $0   $5,000   $10,000   $15,000   $20,000   3/31/13   6/30/13   9/30/13   12/31/13   3/3/14   6/30/14   9/30/14   12/31/14   3/31/15   6/30/15   Total Noninterest Expense   Salaries and Employee Benefits   Occupancy   FDIC and Other Insurance   Other Real Estate, net   General and Administrative   Non-Interest Expenses    Dollars in thousands.

 LOOKING AHEAD

 Near Term Priorities    Aggressively seek ways to efficiently and profitably deploy our excess capital,  including strategic acquisitions, selective de-novo branching and product  investments.  Identify and acquire talented individuals and teams that will enhance our presence  and profitability in select business segments and markets.  Successful and efficient integration of First Commercial acquisition.  Continue to improve credit quality and balance sheet strength.  Maintain high credit standards while accelerating loan growth focused in areas of  expertise, i.e. real estate, healthcare, commercial and energy.  Improve internal operating efficiency while providing superior customer service. This  includes investment in core operating systems and people.  Strengthen and invest in business lines that produce non-interest income and  effectively scale them across our geographic footprint.  Drive a culture that produces consistent, conservative, and sustainable revenue and  earnings growth.

 Investment Highlights    Located in Attractive Markets  –Established platform in key high growth U.S. economic markets  –Unified approach to banking across 4 states following the completion of the FCBI acquisition  Strong Core Deposit Franchise  –86% core with over 32% non-interest bearing deposits  Diversified and Growing Commercial Banking Business  –Focus on commercial lending, with expertise in healthcare and real estate  –Strong commercial treasury product set and delivery  –Organic and new customer loan growth each of the last six consecutive quarters  –Maintain strong asset quality trends with NPAs (excluding TDRs) currently at 0.54% of assets     Focus on Consistent, Sustainable Growth in Revenue and EPS  –MRQ ROAA of 0.85% with continued focus on expense improvement  Opportunity to Leverage Capital Position  –Capital position creates opportunity for organic loan growth, opportunistic M&A and share repurchases  Experienced Management Team

 INVESTOR PRESENTATION    17771 SWBancorp PPT backgrounds-3States-LL.jpg JULY/AUGUST 2015    NASDAQ: OKSB